Neuberger & Berman Income Funds(REGISTERED TRADEMARK)
               Supplement to the Prospectus dated February 3, 1997

         The third paragraph under the heading "Investment Programs -- Money Market Portfolios" on page 20 is replaced in its entirety by the following:

                  As a fundamental policy, Neuberger & Berman GOVERNMENT MONEY Portfolio may invest only in U.S. Treasury obligations and other securities backed by the full faith and credit of the United States. Also, as a fundamental policy, the Portfolio may not invest in repurchase agreements.

         The first sentence under the heading "Performance Information -- Tax-Equivalent Yield" on page 29 is replaced in its entirety by the following:

                  STATE AND LOCAL INCOME  TAXES.  Dividends  paid by Neuberger &
         Berman GOVERNMENT MONEY Fund which are derived from income on securities which are direct obligations of the United States Government or of certain of its agencies or instrumentalities generally are not subject to the income taxes of most states and localities.

         The fifth paragraph under the heading "Taxes " on page 43 is replaced in its entirety by the following:

                  Dividends paid by Neuberger & Berman GOVERNMENT MONEY Fund which are derived from income on securities which are direct obligations of the United States Government or of certain of its agencies and instrumentalities generally are not expected to be subject to state and local income taxes; however, distributions by that Fund of net realized capital gains are fully subject to those taxes. It should be noted that not all dividends derived from income on securities which are backed by the full faith and credit of the United States are exempt from state taxation. You should consult your tax adviser to determine the taxability of those dividends and other distributions in your state and locality.

         The Board of Trustees voted on September 24, 1997 to recommend to the shareholders of Neuberger & Berman Ultra Short Bond Fund ("Ultra Short") a transaction in which Ultra Short would sell substantially all of its assets to Neuberger & Berman Limited Maturity Bond Fund ("Limited Maturity"), effective at the close of business on February 27, 1998. Shareholders of Ultra Short would receive shares of Limited Maturity in exchange for their shares of Ultra Short, and Ultra Short would cease operations.

         The Board also voted on September 24, 1997 to approve the dissolution of Neuberger & Berman New York Insured Intermediate Fund ("New York Insured Intermediate"), effective October 24, 1997. Investors holding shares of New York Insured Intermediate on that date will receive proceeds in the amount of the net asset value of their shares as of the close of business on that day. Effective September 25, 1997, sales of new shares of New York Insured Intermediate will be suspended.

                  This Supplement supersedes the Supplement dated September 25, 1997.

                  The date of this Supplement is October 22, 1997.